UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2007 (July 24, 2007)

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Broadway, Suite 3350

New York, New York 10271

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 348-6700

Transaction Systems Architects, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The First Amendment to The 2005 Equity and Performance Incentive Plan

Effective July 24, 2007, the stockholders of ACI Worldwide, Inc. (f/k/a Transaction Systems Architects, Inc.) (the “Company”) approved the First Amendment to the 2005 Equity and Performance Incentive Plan (the “Plan Amendment”). The Plan Amendment makes three changes to the existing 2005 Equity and Performance Incentive Plan: (1) increasing the aggregate number of authorized shares of Common Stock under the 2005 Equity and Performance Incentive Plan, as amended, (the “Amended 2005 Incentive Plan”) to 5,000,000 from 3,000,000, (2) eliminating in its entirety the limitation on the aggregate number of shares that can be issued as restricted stock, restricted stock units, performance shares and performance units under the Amended 2005 Incentive Plan, and (3) providing that the exercise price for any options granted under the Amended 2005 Incentive Plan may not be less than the market value per share of Common Stock on the date of grant. The description of the Plan Amendment described in this report does not purport to be complete and is qualified in its entirety by the language in the Plan (as amended by the Plan Amendment), which is incorporated herein by reference to Exhibit B of the Company’s definitive proxy statement on Schedule 14A (“Proxy Statement”) filed with the Securities and Exchange Commission (“SEC”) on June 12, 2007.

Amendment to the Company’s 1999 Employee Stock Purchase Plan

On July 24, 2007, the stockholders of the Company approved the Amendment to the Company’s 1999 Employee Stock Purchase Plan (the “ESPP Amendment”) extending the term of the Company’s 1999 Employee Stock Purchase Plan, as amended, (the “ESPP”) by ten years to April 30, 2018. The description of the Plan Amendment described in this report does not purport to be complete and is qualified in its entirety by the language in the ESPP (as amended by the ESPP Amendment), which is incorporated herein by reference to Exhibit C of the Company’s Proxy Statement filed with the SEC on June 12, 2007.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2007, the Company filed an Amended and Restated Certificate of Incorporation (the “Amended Charter”) with the Secretary of State of Delaware. The Amended Charter became effective upon filing. The Company included a proposal in the Company’s Proxy Statement dated June 12, 2007 seeking stockholder approval to amend and restate its Certificate of Incorporation to change the Company name from “Transaction Systems Architects, Inc.” to “ACI Worldwide, Inc.” (the “Proposed Name Change”). The Proposed Name Change was approved by the Company’s Board of Directors on December 13, 2006. The Proposed Name Change was approved by the stockholders at the Company’s 2007 Annual Meeting of Stockholders held on July 24, 2007. A copy of the Amended Charter as filed with the Secretary of State of Delaware is filed as Exhibit 3.1 and is hereby incorporated by reference.

In connection with the name change, the Company also changed the trading symbol on the NASDAQ Global Select Market. The Company’s new trading symbol is “ACIW.” A copy of the press release issued on July 24, 2007 announcing the name change and trading symbol change is attached hereto as Exhibit 99.1

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Item 9.01.	Financial Statements and Exhibits.

3.1 Amended and Restated Certificate of Incorporation of ACI Worldwide, Inc., dated July 24, 2007, filed with the Secretary of State of Delaware on July 24, 2007.

99.1 Press release dated July 24, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACI WORLDWIDE, INC.

/s/ Dennis P. Byrnes
Dennis P. Byrnes
Senior Vice President & General Counsel

Date: July 30, 2007

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
3.1	Amended and Restated Certificate of Incorporation of ACI Worldwide, Inc., dated July 24, 2007, filed with the Secretary of State of Delaware on July 24, 2007.

99.1	Press Release dated July 24, 2007.